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                              RSI RETIREMENT TRUST
                       SUPPLEMENT DATED DECEMBER 2, 1999
                      TO PROSPECTUS DATED JANUARY 1, 1999

    On December 2, 1999, the Board of Trustees of RSI Retirement Trust (the "Trust") met and approved of an increase to the portion of the Emerging Growth Equity Fund managed by Retirement System Investors Inc. ("Investors"), to be effective on or about January 3, 2000. Currently, Investors manages 19.4% of the Emerging Growth Equity Fund, with the balance managed by HLM Management Company, Inc. ("HLM"), the sub-advisor of the Emerging Growth Equity Fund under the terms of an Investment Sub-Advisory Agreement between Investors and HLM. After the reallocation, Investors and HLM will each manage 50% of the portfolio. The fee arrangements with Investors and HLM have not been changed.